PHOTO                                                           NEUBERGER BERMAN

NEUBERGER BERMAN
REGENCY FUND-SM-
--------------------------------------------------------------------------------
                    PROSPECTUS APRIL 30, 1999

                        The Securities and Exchange Commission does not say whether any mutual fund is a good or bad investment or whether the information in any prospectus is accurate or complete. It is unlawful for anyone to indicate otherwise.

                        Third Party Prospectus

CONTENTS
-----------------

            NEUBERGER BERMAN EQUITY FUNDS

PAGE 2 ......  Regency Fund

            YOUR INVESTMENT

     6 ......  Maintaining Your Account

     8 ......  Share Prices

     9 ......  Distributions and Taxes

    11 ......  Fund Structure

                             The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this prospectus are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-1999 Neuberger Berman Management Inc.

------------------------------------------------------------

FUND MANAGEMENT
The fund is managed by Neuberger Berman Management Inc., in conjunction with Neuberger Berman, LLC, as sub-adviser. Together, the firms manage more than $54.6 billion in total assets (as of March 31, 1999) and continue an asset management history that began in 1939.

RISK INFORMATION
This prospectus discusses principal risks of investment in fund shares. These and other risks are discussed in detail in the Statement of Additional Information (see back cover).

  THIS FUND:

- IS DESIGNED FOR INVESTORS WITH LONG-TERM GOALS IN MIND

- OFFERS YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS THROUGH A PROFESSIONALLY MANAGED STOCK PORTFOLIO

- ALSO OFFERS THE OPPORTUNITY TO DIVERSIFY YOUR PORTFOLIO WITH A FUND THAT INVESTS USING A VALUE APPROACH

- USES A MASTER/FEEDER STRUCTURE IN ITS PORTFOLIO; SEE PAGE 11 FOR INFORMATION ON HOW IT WORKS

- CARRIES CERTAIN RISKS, INCLUDING THE RISK THAT YOU COULD LOSE MONEY IF FUND SHARES ARE WORTH LESS THAN WHAT YOU PAID

- IS A MUTUAL FUND, NOT A BANK DEPOSIT, AND IS NOT GUARANTEED OR INSURED

NEUBERGER BERMAN
REGENCY FUND
--------------------------------------------------------------------------------

                              PORTFOLIO MANAGERS ROBERT I. GENDELMAN,
                              MICHAEL M. KASSEN AND
                              S. BASU MULLICK

"WE FOCUS ON THE MID-CAP SECTOR OF THE MARKET BECAUSE WE BELIEVE THERE ARE NUMEROUS OPPORTUNITIES THERE TO FIND LESS
WELL-KNOWN VALUES. WE LOOK FOR LEADERSHIP COMPANIES WITH STRONG
FUNDAMENTALS WHOSE UNDERLYING VALUE IS NOT YET REFLECTED IN THEIR STOCK PRICES."

GOAL & STRATEGY
------------------------------------------------------------

MID-CAP STOCKS
Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although they have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed on Wall Street than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

VALUE INVESTING
At any given time, there are companies whose stock prices are below the market average, based on earnings, book value, or other financial measures. The value investor examines these companies, searching for those that may rise in price before other investors realize their worth.

  [ICON]  THE FUND SEEKS GROWTH OF CAPITAL.

To pursue this goal, the fund invests mainly in common stocks of mid-capitalization companies. The fund seeks to reduce risk by diversifying among different companies and industries.

The managers look for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

- strong fundamentals

- consistent cash flow

- a sound track record through all phases of the market cycle

The managers may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The fund generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive.

The fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

                                          Regency Fund   3

MAIN RISKS
------------------------------------------------------------

OTHER RISKS
The fund may use certain practices and securities involving additional risks.

Borrowing, securities lending, and derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate.

When the fund anticipates unusual market or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term fixed-income investments. This could help the fund avoid losses but may mean lost opportunities.

  [ICON]  Most of the fund's performance depends
          on what happens in the stock market. The market's behavior is unpredictable, particularly in the short term. Because of this, the value of your investment will rise and fall, and you could lose money.

By focusing on mid-cap stocks, the fund is subject to their risks, including the risk its holdings may:

- fluctuate more widely in price than the market as a whole

- underperform stocks with larger or smaller capitalizations during a particular time interval

- fall in price or be difficult to sell during market downturns

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the managers failed to anticipate which stocks or industries would benefit from changing market or economic conditions. To the extent that the managers sell stocks before they reach their market peak, the fund may miss out on opportunities for higher performance.

Through active trading, the fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

                      4  Neuberger Berman

INVESTOR EXPENSES
------------------------------------------------------------

MANAGEMENT
MICHAEL M. KASSEN, ROBERT I. GENDELMAN AND S. BASU MULLICK are Vice
Presidents of Neuberger Berman Management. They have co-managed the fund since its inception in 1999. Kassen and Gendelman are principals of Neuberger Berman, LLC. Kassen has been a portfolio manager at the firm since 1990. Gendelman was a portfolio manager at another firm from 1992 to 1993, as was Mullick from 1993 to 1998.

NEUBERGER BERMAN MANAGEMENT is the fund's investment manager, administrator, and distributor. It engages Neuberger Berman, LLC as sub-adviser to provide management and related services. For investment management services, the fund will pay Neuberger Berman Management a fee at the annual rate of 0.55% of the first $250 million of average net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average net assets in excess of $1.5 billion.

  [ICON] The fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

FEE TABLE

 SHAREHOLDER FEES                             None
-------------------------------------------------------

 ANNUAL OPERATING EXPENSES (% of average net assets)*

 These are deducted from fund assets, so you pay them indirectly.

         Management fees                      0.81
PLUS:    Distribution (12b-1) fees            None
         Other expenses**                     0.99
                                              ....
EQUALS:  Total annual operating expenses      1.80
MINUS:   Expense reimbursement                0.30
                                              ....
EQUALS:  Net expenses                         1.50

 * NEUBERGER BERMAN MANAGEMENT HAS AGREED TO REIMBURSE CERTAIN EXPENSES OF THE FUND THROUGH 12/31/02, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND ARE LIMITED TO 1.50% OF AVERAGE NET ASSETS. THIS ARRANGEMENT DOES NOT COVER INTEREST, TAXES, BROKERAGE COMMISSIONS, AND EXTRAORDINARY EXPENSES. THE FUND HAS AGREED TO REPAY NEUBERGER BERMAN MANAGEMENT FOR EXPENSES REIMBURSED TO THE FUND PROVIDED THAT REPAYMENT DOES NOT CAUSE THE FUND'S ANNUAL OPERATING EXPENSES TO EXCEED 1.50% OF ITS AVERAGE NET ASSETS AND THE REPAYMENT IS MADE WITHIN THREE YEARS AFTER THE YEAR IN WHICH NEUBERGER BERMAN MANAGEMENT INCURRED THE EXPENSE. THE TABLE INCLUDES COSTS PAID BY THE FUND AND ITS SHARE OF MASTER PORTFOLIO COSTS. FOR MORE INFORMATION ON MASTER/FEEDER FUNDS, SEE "FUND STRUCTURE" ON PAGE 11.

** OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

EXPENSE EXAMPLE

 The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                      1 Year   3 Years
--------------------------------------
Expenses               $153     $474

Because the fund is new it does not have performance or financial highlights to report.

                                          Regency Fund   5

YOUR INVESTMENT

MAINTAINING YOUR
ACCOUNT
------------------------------------------------------------

YOUR INVESTMENT PROVIDER
The fund shares described in this prospectus are available through investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the fund and by Neuberger Berman Management. However, most of the information you'll need for managing your investment will come from your investment provider. This includes information on how to buy and sell shares, investor services, and additional policies.

In exchange for the services it offers, your investment provider may charge fees, which are generally in addition to those described in this prospectus.

To buy or sell shares of the fund described in this prospectus, contact your investment provider. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The fund does not issue certificates for shares.

Most investment providers allow you to take advantage of the Neuberger Berman fund exchange program, which is designed for moving money from one Neuberger Berman fund to another through an exchange of shares. However, this privilege can be withdrawn from any investor that we believe is trying to "time the market" or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

                      6  Neuberger Berman

------------------------------------------------------------

BUYING SHARES BEFORE
A DISTRIBUTION
The money the fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional fund shares or paid to shareholders in cash.

Because of this, if you buy shares just before the fund makes a distribution, you'll end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the distribution has been made.

If you're investing in a tax-advantaged account, you don't need to worry; generally, there are no tax consequences to you in this case.

Under certain circumstances, the fund reserves the right to:

- suspend the offering of shares

- reject any exchange or investment order

- change, suspend, or revoke the exchange privilege

- satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

- suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

The proceeds from the shares you sold are generally sent out the next business day after your order is executed, and nearly always within three business days. There are two cases in which proceeds may be delayed beyond this time:

- in unusual circumstances where the law allows additional time if needed

- if a check you wrote to buy shares hasn't cleared by the time you sell those shares

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

                                       Your Investment   7

SHARE PRICES
------------------------------------------------------------

SHARE PRICE CALCULATIONS
The fund's share price is the total value of its assets minus its liabilities, divided by the total number of shares. Because the value of the fund's securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the fund uses market prices. However, in rare cases, events that occur after certain markets have closed may render these prices unreliable.

When the fund believes a market price does not reflect a security's true value, the fund may substitute for the market price a fair-value estimate derived through methods approved by its trustees. The fund may also use these methods to value certain types of illiquid securities.

Because the fund does not have a sales charge, the price you pay for each share of the fund is the fund's net asset value per share. Similarly, because the fund does not charge any fee for selling shares, the fund pays you the full share price when you sell shares. Remember that your investment provider may charge fees for its services.

The fund is open for business every day the New York Stock Exchange is open. In general, every buy or sell order you place will go through at the next share price to be calculated after your order has been accepted; check with your investment provider to find out by what time your order must be received in order to be processed the same day. The fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. eastern time. Depending on when your investment provider accepts orders, it's possible that the fund's share price could change on days when you are unable to buy or sell shares.

Also, because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the fund could change on days when you can't buy or sell fund shares. The fund's share price, however, will not change until the next time it is calculated.

                      8  Neuberger Berman

DISTRIBUTIONS
AND TAXES
------------------------------------------------------------

TAXES AND YOU
The taxes you actually owe on distributions and transactions can vary with many factors, such as your tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on fund distributions and transactions? One helpful tool is the tax statement that your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your transactions.

Most importantly, consult your tax professional. Everyone's tax situation is different, and your professional should be able to help you answer any questions you may have.

DISTRIBUTIONS -- The fund pays out to shareholders any net income and net capital gains. Ordinarily, the fund makes any distributions once a year in December.

Consult your investment provider about whether your income and capital gains distributions from the fund will be reinvested in the fund or paid to you in cash.

HOW DISTRIBUTIONS ARE TAXED -- Except for tax-advantaged retirement accounts, all fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them. Fund distributions to Roth IRAs, other individual retirement accounts and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA of those amounts also may be tax-free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous year. Your tax statement (see sidebar) will help clarify this for you.

Income distributions and short-term capital gain distributions are generally taxed as regular income. Distributions of other capital gains are generally taxed as long-term capital gains. The tax treatment of capital gain distributions depends on how long the fund held the securities it sold, not when you bought your shares of the fund or whether you reinvested your distributions.

                                       Your Investment   9

DISTRIBUTIONS
AND TAXES CONTINUED
-------------------------------------------------------------------

EURO AND YEAR 2000 ISSUES
Like other mutual funds, the fund could be affected by problems relating to the conversion of European currencies into the Euro beginning 1/1/99, and the ability of computer systems to recognize the year 2000.

At Neuberger Berman, we are taking steps to ensure that our own computer systems are compliant with Euro and Year 2000 issues and to determine that the systems used by our major service providers are also compliant. We are also making efforts to determine whether companies in the fund's portfolio will be affected by either issue.

At the same time, it is impossible to know whether these problems, which could disrupt fund operations and investments if uncorrected, have been adequately addressed until the dates in question arrive.

HOW TRANSACTIONS ARE TAXED -- When you sell fund shares, you generally realize a gain or loss. These transactions, which include exchanges between funds, usually have tax implications. The exception, once again, is tax-advantaged retirement accounts.

UNCASHED CHECKS -- When you receive a check, you may want to deposit or cash it right away, as you will not receive interest on uncashed checks.

                      10  Neuberger Berman

FUND STRUCTURE
------------------------------------------------------------

The fund uses a "master/feeder" structure.

Rather than investing directly in securities, the fund is a "feeder fund," meaning that it invests in a corresponding "master portfolio." The master portfolio in turn invests in securities, using the strategies described in this prospectus. One potential benefit of this structure is lower costs, since the expenses of the master portfolio can be shared with any other feeder funds. In this prospectus we have used the word "fund" to mean the feeder fund and its master portfolio.

For reasons relating to costs or a change in investment goal, among others, the feeder fund could switch to another master portfolio or decide to manage its assets itself. The fund is not currently contemplating such a move.

                                      Your Investment   11

------------------------------------------------------------

OBTAINING INFORMATION
You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

NEUBERGER BERMAN
MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800

Broker/Dealer and
Institutional Services:
800-366-6264

Web site:
www.nbfunds.com
Email:
questions@nbfunds.com

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
20549-6009
800-SEC-0330 (Public
Reference Section)

Web site:
www.sec.gov

You can request copies of documents from the SEC for the cost of a duplicating fee, or view documents at the SEC's Public Reference Room in Washington.

NEUBERGER BERMAN REGENCY FUND

If you'd like further details about this fund, you can request a free copy of the following documents:

SHAREHOLDER REPORTS -- Published twice a year, the shareholder reports offer information about the fund's recent performance, including:

- a discussion by the portfolio managers about strategies and market conditions

- fund performance data and financial statements

- complete portfolio holdings

STATEMENT OF ADDITIONAL INFORMATION -- The SAI contains more comprehensive information about this fund, including:

- various types of securities and practices, and their risks

- investment limitations and additional policies

- information about the fund's management and business structure

The SAI is incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager:
NEUBERGER BERMAN MANAGEMENT INC.
Sub-adviser:
NEUBERGER BERMAN, LLC

[LOGO]

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue
New York, NY 10158-0180

[RECYCLE LOGO] NMLRR7160499                             SEC file number: 811-582

________________________________________________________________________________



                   NEUBERGER BERMAN REGENCY FUND AND PORTFOLIO

                       STATEMENT OF ADDITIONAL INFORMATION

                              DATED APRIL 30, 1999

                               NO-LOAD MUTUAL FUND
              605 THIRD AVENUE, 2ND FLOOR, NEW YORK, NY 10158-0180
                             TOLL-FREE 800-877-9700


________________________________________________________________________________


               Neuberger Berman REGENCY Fund ("Fund"), a series of Neuberger Berman Equity Funds ("Trust"), is a no-load mutual fund that offers shares pursuant to a Prospectus dated April 30, 1999. The Fund invests all of its net investable assets in Neuberger Berman REGENCY Portfolio ("Portfolio").

               The Fund's Prospectus provides basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, from Neuberger Berman Management Inc. ("NB Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

               This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

               No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

               The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund and portfolio names in this SAI are either service marks or registered trademarks of Neuberger Berman Management Inc. (C)1999 Neuberger Berman Management Inc.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT INFORMATION.........................................................1
        Investment Policies and Limitations....................................1
        Investment Insight.....................................................3
        Additional Investment Information......................................6


PERFORMANCE INFORMATION........................................................9
        Total Return Computations.............................................19
        Comparative Information...............................................20
        Other Performance Information.........................................20


CERTAIN RISK CONSIDERATIONS...................................................21


TRUSTEES AND OFFICERS.........................................................21


INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................27
        Investment Manager and Administrator..................................27
        Management and Administration Fees....................................28
        Sub-Adviser...........................................................29
        Investment Companies Managed..........................................29
        Management and Control of NB Management...............................32


DISTRIBUTION ARRANGEMENTS.....................................................33


ADDITIONAL PURCHASE INFORMATION...............................................33
        Share Prices and Net Asset Value......................................33
        Automatic Investing and Dollar Cost Averaging.........................34


ADDITIONAL EXCHANGE INFORMATION...............................................34


ADDITIONAL REDEMPTION INFORMATION.............................................38
        Suspension of Redemptions.............................................38
        Redemptions in Kind...................................................38


DIVIDENDS AND OTHER DISTRIBUTIONS.............................................38


ADDITIONAL TAX INFORMATION....................................................39
        Taxation of the Fund..................................................39
        Taxation of the Portfolio.............................................40
        Taxation of the Fund's Shareholders...................................43

                                                                            Page
                                                                            ----

PORTFOLIO TRANSACTIONS........................................................43
        Portfolio Turnover....................................................46


REPORTS TO SHAREHOLDERS.......................................................46


ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................46


CUSTODIAN AND TRANSFER AGENT..................................................48


INDEPENDENT AUDITORS..........................................................49


LEGAL COUNSEL.................................................................49


APPENDIX A...................................................................A-1
        RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER......................A-1


APPENDIX B...................................................................B-1

                             INVESTMENT INFORMATION

               The Fund is a separate operating series of the Trust, a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company. The Fund seeks its investment objective by investing all of its net investable assets in the Portfolio, a series of Equity Managers Trust ("Managers Trust") that has an investment objective identical to that of the Fund. The Portfolio, in turn, invests in securities in accordance with an investment objective, policies, and limitations identical to those of the Fund. (The Trust and Managers Trust, which is an open-end management investment company managed by NB Management, are together referred to below as the "Trusts.")

               The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of the Fund and Portfolio. The investment objective and, unless otherwise specified, the investment policies and limitations of the Fund and Portfolio are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of Managers Trust ("Portfolio Trustees") without shareholder approval. The fundamental investment policies and limitations of the Fund or the Portfolio may not be changed without the approval of the lesser of:

               (1) 67% of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented or

               (2) a majority of the outstanding shares of the Fund or Portfolio.

               These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote." Whenever the Fund is called upon to vote on a change in a fundamental investment policy or limitation of the Portfolio, the Fund casts its votes in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

Investment Policies and Limitations
-----------------------------------

               The Fund has the following fundamental investment policy, to enable it to invest in the Portfolio:

               Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

               All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of the Fund are identical to those of the Portfolio. Therefore, although the following discusses the investment policies and limitations of the Portfolio, it applies equally to the Fund.

               Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by the Portfolio.

               The Portfolio's fundamental investment policies and limitations are as follows:

               1. BORROWING. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

               2. COMMODITIES. The Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

               3. DIVERSIFICATION. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

               4. INDUSTRY CONCENTRATION. The Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

               5. LENDING. The Portfolio may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

               6. REAL ESTATE. The Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

               7. SENIOR SECURITIES. The Portfolio may not issue senior securities, except as permitted under the 1940 Act.

               8. UNDERWRITING. The Portfolio may not underwrite securities of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

               For purposes of the limitation on commodities, the Portfolio does not consider foreign currencies or forward contracts to be physical commodities.

               The   Portfolio's   non-fundamental   investment   policies   and
limitations are as follows:

               1. BORROWING. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

               2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

               3. MARGIN TRANSACTIONS. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

               4. FOREIGN SECURITIES. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

               5. ILLIQUID SECURITIES. The Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

               The Portfolio does not intend to invest in futures contracts and options thereon during the coming year. In addition, although the Portfolio does not have policies limiting its investment in warrants, the Portfolio does not currently intend to invest in warrants unless acquired in units or attached to securities.

               TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

Investment Insight
------------------

               Neuberger Berman's commitment to its asset management approach is reflected in the more than $125 million the organization's principals, employees and their families invested in the Neuberger Berman mutual funds.

               Neuberger Berman REGENCY Fund seeks long-term growth of capital by primarily investing in common stocks of mid-capitalization companies with solid fundamentals. The characteristics the portfolio co-managers look for in companies include consistent cash flows, low price-to-earnings ratios, and sound track records through all phases of the market cycle. They are looking for quality medium-sized companies whose stock prices are undervalued compared to what they believe is the stocks' intrinsic value in the marketplace.

               Their ultimate goal is to find undervalued companies that have not yet been discovered by the majority of investors, or better yet to buy "great companies at a great price." They attempt to do this by focusing on the mid-cap segment of the market because it generally tends to be less followed than the large-cap segment by Wall Street analysts. They strongly believe that more often than not, if you are patient and you do your homework on a company, you can get a good business at a great or at least a good price.

               A particular characteristic the portfolio co-managers like to focus on is the "owner-operator" aspect of many of the companies in the portfolio. "Owner-operator" companies are those that continue to be run by the company's original founder(s) and who still own a lot of stock. Many of these kinds of companies are found in the mid-cap sector and are considered to be "leadership" businesses, despite their medium size.

               The Fund's value approach in the mid-cap sector complements the mid-cap growth style of investing utilized by Neuberger Berman's Manhattan Fund. Investors seeking a balance between growth and value investing styles and various market capitalizations may want to consider this fund.

               REGENCY Portfolio uses the Russell MidcapTM Value Index as its benchmark. Consistent with the Portfolio's capitalization parameters and value style, the co-managers believe this is a more appropriate benchmark than the S&P "500." The Portfolio regards mid-cap companies to be those companies with market capitalizations that, at the time of investment, fall within the capitalization range of the Russell MidcapTM Value Index as last announced by the Frank Russell Company before the date of this SAI. For purposes of this SAI, that range was approximately $1.4 billion to $10.3 billion. Companies whose market capitalizations move out of this mid-cap range after purchase continue to be considered mid-cap companies for purposes of the Portfolio's investment program. The Portfolio does not follow a policy of active trading for short-term profits.

NEUBERGER BERMAN REGENCY
SEEKING MID-CAP COMPANIES WITH MARKET LEADERSHIP

               REGENCY'S co-managers search the mid-cap stock universe for companies with a dominant market share in their industry. Historically, businesses with market leadership have delivered significant returns for shareholders over the long term. While this may not always be the case, discovering such middle-weight champions before the rest of Wall Street does can yield substantial payoffs for investors. Of course, there can be no assurance that the managers will select the right stocks every time. Remember that the stocks of mid-cap companies may be more volatile, and entail more risk, than the stocks of larger companies.

               The managers' extensive bottom-up approach begins with quantitative screens that are used to search for undervalued securities with compelling fundamentals. Then, in-depth company and industry analyses are conducted, followed by interviews with company managements and their competitors, customers, and suppliers. In this stage, reviewing strategic plans and evaluating management are critical steps.

               After applying these quantitative and qualitative screens, the remaining candidates are ranked on a risk/reward basis. The managers look at a company's growth potential and how it is positioned to achieve its goals. Their aim is to select mid-cap market leaders whose stocks are selling at a significant discount to their underlying value.

RISK MANAGEMENT

               In seeking to reduce risk on the buy side, the managers look for reasonably priced stocks, diversify investments across an array of industries, and avoid making large sector bets. On the sell side, stocks are sold when they reach their price target, do not perform as expected, or are considered less attractive than other opportunities.

DISCIPLINED INVESTMENT PROCESS

1.      STOCK UNIVERSE
        o  Quantitative Analysis
           -   Capitalization>$1 Billion
           -   Free Cash Flow
           -   Low P/E's
           -   Strong Balance Sheets

2.      VALUE STOCK UNIVERSE
        o  Quantitative Evaluation:  Catalyst for Change
           -   Managerial
           -   Operational
           -   Structural

3.      EXECUTIVE MANAGEMENT TEAM EVALUATION
        o  Proven Track Record
        o  Strategic Plan
        o  Inside Ownership

FUND SUMMARY

Primary  investments                      U.S. mid-cap stocks
Benchmark                                 Russell Midcap(TRADE MARK) Value Index
Investing  style                          Value
Number of expected holdings               50-70*
Expected size of new position             LESS THAN 5% of total assets
* Based on when portfolio  assets reach $25 million - $50 million

Additional Investment Information
---------------------------------

               The Portfolio may make the following investments, among others, although it may not buy all of the types of securities or use all of the investment techniques that are described.

               ILLIQUID SECURITIES. Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the trustees of Managers Trust, determines they are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for the Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Portfolio may be subject to legal restrictions which could be costly to the Portfolio.

               POLICIES AND LIMITATIONS. The Portfolio may invest up to 15% of its net assets in illiquid securities.

               REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases securities from a bank that is a member of the Federal Reserve System or from a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers.

               POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. The Portfolio may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolio may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent.

               SECURITIES LOANS. The Portfolio may lend securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Portfolio. The Portfolio may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

               POLICIES AND LIMITATIONS. The Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from the Portfolio by depositing collateral in a form determined to be satisfactory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily.

               RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of CAPITAL, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Portfolio's illiquidity. NB Management, acting under guidelines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

               Where REGISTRATION is required, the Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Portfolio Trustees believe accurately reflects fair value.

               POLICIES AND LIMITATIONS. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Portfolio's 15% limit on investments in illiquid securities.

               REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, the Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

               POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of the Portfolio's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Portfolio will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under the agreement.

               FOREIGN SECURITIES. The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers (including banks, governments, and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.

               The  Portfolio  also  may  invest  in  equity,   debt,  or  other
income-producing  securities  that are  denominated  in or  indexed  to  foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks,
(3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates, and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio endeavors to achieve the most favorable net results on portfolio transactions.

               Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

               Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Portfolio due to subsequent declines in value of the securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

               Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

               The Portfolio may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs may not reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

               POLICIES AND LIMITATIONS. In order to limit the risks inherent in investing in foreign currency denominated securities, the Portfolio may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within that limitation, however, the Portfolio is not restricted in the amount it may invest in securities denominated in any one foreign currency.

               Investments in securities of foreign issuers are subject to the Portfolio's quality standards. The Portfolio may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

         FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES AND INDICES,
                    FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
                CURRENCIES (COLLECTIVELY, "HEDGING INSTRUMENTS")

               FUTURES CONTRACTS AND OPTIONS THEREON. The Portfolio may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the Portfolio's exposure to the performance of a recognized securities index, such as the S&P "500" Index.

               A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

               U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

               Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss.

               "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's futures positions. The margin deposit made by the Portfolio when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing its NAV, the Portfolio marks to market the value of its open futures positions. The Portfolio also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.

               An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

               Although the Portfolio believes that the use of futures contracts will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Portfolio's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Portfolio's futures position and the securities held by or to be purchased for the Portfolio. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

               Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

               Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Portfolio, it could (depending on the size of the position) have an adverse impact on the NAV of the Portfolio.

               POLICIES AND LIMITATIONS. The Portfolio may purchase and sell stock index futures contracts, and may purchase and sell options thereon. For purposes of managing cash flow, the managers may use such futures and options to increase the Portfolio's exposure to the performance of a recognized securities index, such as the S&P "500" Index.

               CALL OPTIONS ON SECURITIES. The Portfolio may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and the Fund's net asset values ("NAVs")) or to earn premium income. Portfolio securities on which call options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.

               When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying an option at less than the market price.

               The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

               If  a  call  option  that  the  Portfolio  has  written   expires
unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

               When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

               POLICIES AND LIMITATIONS. The Portfolio may write covered call options and may purchase call options in related closing transactions. The Portfolio writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do). The Portfolio would purchase a call option to offset a previously written call option.

               GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. The obligation under any option written by the Portfolio terminates upon expiration of the option or, at an earlier time, when the Portfolio offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised or closed out, the Portfolio will lose the entire amount of the premium paid.

               Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and a counter-party, with no clearing organization guarantee. Thus, when the Portfolio writes an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the
Portfolio originally sold the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless the Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Portfolio may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options transactions.

               The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

               Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. There is, of course, no assurance that the Portfolio will be able to effect closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.

               The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Portfolio; however, the Portfolio could be in a less advantageous position than if it had not written the call option.

               The Portfolio pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions.

               The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

               POLICIES AND LIMITATIONS. The Portfolio may use American-style options. The assets used as cover (or held in a segregated account) for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

               PUT AND CALL OPTIONS ON SECURITIES INDICES. For purposes of managing cash flow, the Portfolio may purchase put and call options on securities indices to increase the Portfolio's exposure to the performance of a recognized securities index, such as the S&P "500" Index. Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

               The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of the securities indices on which options are available.

               Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

               POLICIES AND LIMITATIONS. For purposes of managing cash flow, the Portfolio may purchase put and call options on securities indices to increase the Portfolio's exposure to the performance of a recognized securities index, such as the S&P "500" Index. All securities index options purchased by the Portfolio will be listed and traded on an exchange.

               FOREIGN CURRENCY TRANSACTIONS. The Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date
(usually  less than one year  from the date of the  contract)  at a fixed  price
("forward contracts"). The Portfolio also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

               The Portfolio enters into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Portfolio does not engage in transactions in forward contracts for speculation; it views investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by the Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

               Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

               At the consummation of a forward contract to sell currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

               NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.

               However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and if NB Management is incorrect in its judgment of future exchange rate relationships, the Portfolio could be in a less advantageous position than if such a hedge had not been established. If the Portfolio uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. The Portfolio may experience delays in the settlement of its foreign currency transactions.

               POLICIES AND LIMITATIONS. The Portfolio may enter into forward contracts for the purpose of hedging and not for speculation.

               OPTIONS ON FOREIGN CURRENCIES. The Portfolio may write and purchase covered call and put options on foreign currencies. Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

               POLICIES AND LIMITATIONS. The Portfolio would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

               REGULATORY LIMITATIONS ON USING HEDGING INSTRUMENTS. To the extent the Portfolio sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets. The Portfolio does not intend to invest in futures contracts and options thereon during the coming year.

               COVER FOR HEDGING INSTRUMENTS. Securities held in a segregated account cannot be sold while the futures, options or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. The Portfolio may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid futures, options or forward position; this inability may result in a loss to the Portfolio.

               POLICIES AND LIMITATIONS. The Portfolio will comply with SEC guidelines regarding "cover" for Hedging Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

               GENERAL RISKS OF HEDGING INSTRUMENTS. The primary risks in using Hedging Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Portfolio and the prices of Hedging Instruments; (2) possible lack of a liquid secondary market for Hedging Instruments and the resulting inability to close out Hedging Instruments when desired; (3) the fact that the skills needed to use Hedging Instruments are different from those needed to select the Portfolio's securities; (4) the fact that, although use of Hedging Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Hedging Instruments. There can be no assurance that the Portfolio's use of Hedging Instruments will be successful.

               The Portfolio's use of Hedging Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if the Fund is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Hedging Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

               POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Hedging Instruments whose behavior is expected to resemble or offset that of the Portfolio's underlying securities or currency. NB Management intends to reduce the risk that the Portfolio will be unable to close out Hedging Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

               FIXED INCOME SECURITIES. While the emphasis of the Portfolio's investment program is on common stocks and other equity securities, it may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. The Portfolio may invest in investment grade corporate bonds and debentures and in corporate debt securities rated below investment grade.

               U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, Fannie Mae (also known as Federal National Mortgage Association), Freddie Mac (also known as Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

               Investment grade debt securities are those receiving one of the four highest ratings from Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

               The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolio may rely on the ratings of any NRSRO, the Portfolio primarily refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

               Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which the Portfolio may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of the Portfolio's fixed income investments is likely to rise. Foreign debt securities are subject to risks similar to those of other foreign securities.

               Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to the Portfolio warrants exposure to the additional level of risk.

               POLICIES AND LIMITATIONS. The Portfolio normally may invest up to 35% of its total assets in debt securities. The Portfolio may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 15% of its net assets.

               COMMERCIAL PAPER. Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.

               POLICIES AND LIMITATIONS. The Portfolio may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or deemed by NB Management to be of comparable quality.

               ZERO COUPON SECURITIES. The Portfolio may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

               The discount on zero coupon securities ("original issue discount") must be taken into income ratably by the Portfolio prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net income (including its share of the Portfolio's accrued original issue discount) to its shareholders each year for income and excise tax purposes, the Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the Fund's distribution requirements. See "Additional Tax Information."

               The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

               CONVERTIBLE  SECURITIES.  The Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

               The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by the Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's and the Fund's ability to achieve their investment objectives.

               POLICIES AND LIMITATIONS. Convertible debt securities are subject to the Portfolio's investment policies and limitations concerning fixed income securities.

               PREFERRED STOCK. The Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

               OTHER INVESTMENT COMPANIES. The Portfolio at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P "500" Index. As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Portfolio does not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

               POLICIES AND LIMITATIONS. The Portfolio's investment in such securities is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate.


                             PERFORMANCE INFORMATION

               The Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of the Fund will vary, and an investment in the Fund, when redeemed, may be worth more or less than an investor's original cost. As of the date of this SAI, the Fund was new and had no performance history.

Total Return Computations
-------------------------

               The Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                           P(1+T)n(SUPERSCRIPT) = ERV

               Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

Comparative Information
-----------------------

               From time to time the Fund's performance may be compared with:

               (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

               (2) recognized stock and other indices, such as the S&P "500" Composite Stock Price Index ("S&P 500 Index"), S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Stock Index, Russell Midcap Value Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750 Index, Nasdaq Composite Index, Montgomery Securities Growth Stock Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Annual Survey of Colleges, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $35 million to $6.1 billion, with an average of $572 million. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $2.1 billion. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. The Portfolio may invest in different types of securities from those included in some of the above indices.

               Evaluations of the Fund's performance, its total returns, and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Fund may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

Other Performance Information
-----------------------------

               From time to time, information about the Portfolio's portfolio allocation and holdings as of a particular date may be included in Advertisements for the Fund. This information may include the Portfolio's portfolio diversification by asset type. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and
(3) financially supporting aging parents.

               NB Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.

               Investors who may find the Fund to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Estimates of total four-year costs (tuition, room and board, books and other expenses) for students starting college in various years may be included in Advertisements, based on the College Board Annual Survey of Colleges.

               Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

               Information regarding the effects of automatic investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.

                           CERTAIN RISK CONSIDERATIONS

               Although the Portfolio seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance the Portfolio will achieve its investment objective.

                              TRUSTEES AND OFFICERS

               The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds and their corresponding portfolios administered or managed by NB Management and Neuberger Berman, LLC ("Neuberger Berman").


Name, Age, and                       Positions Held
Address(1)                           With the Trusts           Principal Occupation(s)(2)
----------                           ---------------           -----------------------

Faith Colish (63)                    Trustee of each Trust     Attorney at Law, Faith Colish, A
63 Wall Street                                                 Professional Corporation.
24th Floor
New York, NY  10005

Stanley Egener* (65)                 Chairman of the Board,    Principal of Neuberger Berman;
                                     Chief Executive           President and Director of NB
                                     Officer, and Trustee of   Management; Chairman of the Board,
                                     each Trust                Chief Executive Officer and Trustee
                                                               of ten other mutual funds for which
                                                               NB Management acts as investment
                                                               manager or administrator.

Howard A. Mileaf (62)                Trustee of each Trust     Vice President and Special Counsel to
WHX Corporation                                                WHX Corporation (holding company)
110 East 59th Street                                           since 1992; Director of Kevlin
30th Floor                                                     Corporation (manufacturer of
New York, NY  10022                                            microwave and other products).

Edward I. O'Brien* (70)              Trustee of each Trust     Until 1993, President of the
12 Woods Lane                                                  Securities Industry Association
Scarsdale, NY 10583                                            ("SIA") (securities industry's
                                                               representative in government
                                                               relations and regulatory matters at
                                                               the federal and state levels); until
                                                               November 1993, employee of the SIA;
                                                               Director of Legg Mason, Inc.

John T. Patterson, Jr. (70)          Trustee of each Trust     Retired.  Formerly, President of
7082 Siena Court                                               SOBRO (South Bronx Overall Economic
Boca Raton, FL  33433                                          Development Corporation).

John P. Rosenthal (66)               Trustee of each Trust     Senior Vice President of Burnham
Burnham Securities Inc.                                        Securities Inc. (a registered
Burnham Asset Management Corp.                                 broker-dealer) since 1991; Director,
1325 Avenue of the Americas                                    Cancer Treatment Holdings, Inc.
17th Floor
New York, NY  10019

                                       22


Name, Age, and                       Positions Held
Address(1)                           With the Trusts           Principal Occupation(s)(2)
----------                           ---------------           -----------------------

Cornelius T. Ryan (67)               Trustee of each Trust     General Partner of Oxford Partners
Oxford Bioscience Partners                                     and Oxford Bioscience Partners
315 Post Road West                                             (venture capital partnerships) and
Westport, CT  06880                                            President of Oxford Venture
                                                               Corporation; Director of Capital Cash
                                                               Management Trust (money market fund)
                                                               and Prime Cash Fund.

Gustave H. Shubert (70)              Trustee of each Trust     Senior Fellow/Corporate Advisor and
13838 Sunset Boulevard                                         Advisory Trustee of Rand (a
Pacific Palisades, CA  90272                                   non-profit public interest research
                                                               institution) since 1989; Honorary
                                                               Member of the Board of Overseers of
                                                               the Institute for Civil Justice, the
                                                               Policy Advisory Committee of the
                                                               Clinical Scholars Program at the
                                                               University of California, the
                                                               American Association for the
                                                               Advancement of Science, the Counsel
                                                               on Foreign Relations, and the
                                                               Institute for Strategic Studies
                                                               (London); advisor to the Program
                                                               Evaluation and Methodology Division
                                                               of the U.S. General Accounting
                                                               Office; formerly Senior Vice
                                                               President and Trustee of Rand.

Lawrence Zicklin* (62)               President and Trustee     Principal of Neuberger Berman;
                                     of each Trust             Director of NB Management; President
                                                               and/or Trustee of seven other mutual
                                                               funds for which NB Management acts as
                                                               investment manager or administrator.

Daniel J. Sullivan (59)              Vice President of each    Senior Vice President of NB
                                     Trust                     Management since 1992; Vice President
                                                               of ten other mutual funds for which
                                                               NB Management acts as investment
                                                               manager or administrator.



                                       23

Name, Age, and                       Positions Held
Address(1)                           With the Trusts           Principal Occupation(s)(2)
----------                           ---------------           -----------------------

Michael J. Weiner (52)               Vice President and        Senior Vice President of NB
                                     Principal Financial       Management since 1992; Principal of
                                     Officer of each Trust     Neuberger Berman since 1998;
                                                               Treasurer of NB Management from 1992
                                                               to 1996; Vice President and Principal
                                                               Financial Officer of ten other mutual
                                                               funds for which NB Management acts as
                                                               investment manager or administrator.

Claudia A. Brandon (42)              Secretary of each Trust   Director, Corporate Secretarial, of
                                                               Neuberger Berman since 1999; formerly
                                                               Vice President of NB Management;
                                                               Secretary of ten other mutual funds
                                                               for which NB Management acts as
                                                               investment manager or administrator.

Richard Russell (52)                 Treasurer and Principal   Vice President of NB Management since
                                     Accounting Officer of     1993; Treasurer and Principal
                                     each Trust                Accounting Officer of ten other
                                                               mutual funds for which NB Management
                                                               acts as investment manager or
                                                               administrator.

Stacy Cooper-Shugrue (36)            Assistant Secretary of    Assistant Director, Corporate
                                     each Trust                Secretarial, of Neuberger Berman
                                                               since 1999; formerly Assistant Vice
                                                               President of NB Management; Assistant
                                                               Secretary of ten other mutual funds
                                                               for which NB Management acts as
                                                               investment manager or administrator.

C. Carl Randolph (61)                Assistant Secretary of    Principal of Neuberger Berman since
                                     each Trust                1992; Assistant Secretary of ten
                                                               other mutual funds for which NB
                                                               Management acts as investment manager
                                                               or administrator.


                                       24

Name, Age, and                       Positions Held
Address(1)                           With the Trusts           Principal Occupation(s)(2)
----------                           ---------------           -----------------------

Barbara DiGiorgio (40)               Assistant                 Assistant Vice President of NB
                                     Treasurer of each Trust   Management since 1993; Assistant
                                                               Treasurer since 1996 of ten other
                                                               mutual funds for which NB Management
                                                               acts as investment manager or
                                                               administrator.

Celeste Wischerth (38)               Assistant Treasurer of    Assistant Vice President of NB
                                     each Trust                Management since 1994; prior thereto,
                                                               employee of NB Management; Assistant
                                                               Treasurer since 1996 of ten other
                                                               mutual funds for which NB Management
                                                               acts as investment manager or
                                                               administrator.

--------------------

(1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" of the Trust within the meaning of the 1940 Act. Messrs. Egener and Zicklin are interested persons by virtue of the fact that they are officers and/or directors of NB Management and principals of Neuberger Berman. Mr. O'Brien is an interested person by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolio and other funds for which NB Management serves as investment manager.

               The Trust's Trust Instrument and Managers Trust's Declaration of Trust provide that each such Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

               The  following  table  sets  forth  information   concerning  the
compensation of the trustees of the Trust. None of the Neuberger Berman Funds has any retirement plan for its trustees.

                                        TABLE OF COMPENSATION
                                    FOR FISCAL YEAR ENDED 8/31/98

                                     Aggregate             Total Compensation from Investment
                                     Compensation          Companies in the Neuberger Berman
Name and Position with the Trust     from the Trust        Fund Complex Paid to Trustees
---------------------------          --------------        -----------------------------

Faith Colish                         $ 18,281              $ 84,500
Trustee                                                    (5 other investment
                                                           companies)

Stanley Egener                       $      0              $        0
Chairman of the Board, Chief                               (9 other investment
Executive Officer, and Trustee                             companies)

Howard A. Mileaf                     $ 18,474              $ 52,000
Trustee                                                    (4 other investment
                                                           companies)

Edward I. O'Brien                    $ 19,799              $ 51,750
Trustee                                                    (3 other investment
                                                           companies)

John T. Patterson, Jr.               $ 19,993              $ 55,750
Trustee                                                    (4 other investment
                                                           companies)

John P. Rosenthal                    $ 17,056              $ 47,750
Trustee                                                    (4 other investment
                                                           companies)

Cornelius T. Ryan                    $ 18,667              $ 48,750
Trustee                                                    (3 other investment
                                                           companies)

Gustave H. Shubert                   $ 18,474              $ 48,250
Trustee                                                    (3 other investment
                                                           companies)

Lawrence Zicklin                     $      0              $        0
President and Trustee                                      (5 other investment
                                                           companies)


At March 31, 1999, the trustees and officers of the Trusts, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

               Because all of the Fund's net investable assets are invested in the Portfolio, the Fund does not need an investment manager. NB Management serves as the Portfolio's investment manager pursuant to a management agreement with Managers Trust, dated as of August 2, 1993 ("Management Agreement"). The Management Agreement was approved by the holders of the interests in the Portfolio on June 1, 1999.

               The Management Agreement provides, in substance, that NB Management will make and implement investment decisions for the Portfolio in its discretion and will continuously develop an investment program for the Portfolio's assets. The Management Agreement permits NB Management to effect securities transactions on behalf of the Portfolio through associated persons of NB Management. The Management Agreement also specifically permits NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolio, although NB Management has no current plans to pay a material amount of such compensation.

               NB Management provides to the Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of Managers Trust who are officers, directors, or employees of NB Management. Two directors of NB Management (who also are principals of Neuberger Berman), one of whom also serves as an officer of NB Management, presently serve as trustees and officers of the Trusts. See "Trustees and Officers." The Portfolio pays NB Management a management fee based on the Portfolio's average daily net assets, as described below.

               NB Management provides facilities, services, and personnel to the Fund pursuant to an administration agreement with the Trust, dated August 3, 1993, as amended on August 2, 1996. ("Administration Agreement"). The Fund was authorized to become subject to the Administration Agreement by vote of the Fund Trustees on April 28, 1999, and became subject to it on April 30, 1999. For such administrative services, the Fund pays NB Management a fee based on the Fund's average daily net assets, as described below.

               Under the Administration Agreement, NB Management also provides to the Fund and its shareholders certain shareholder, shareholder-related, and other services that are not furnished by the Fund's shareholder servicing agent. NB Management provides the direct shareholder services specified in the Administration Agreement, assists the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities, solicits and gathers shareholder proxies, performs services connected with the qualification of the Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

               From time to time, NB Management or the Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

Management and Administration Fees
----------------------------------

               For investment management services, the Portfolio pays NB Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

               NB Management provides administrative services to the Fund that includes furnishing facilities and personnel for the Fund and performing accounting, recordkeeping, and other services. For such administrative services, the Fund pays NB Management a fee at the annual rate of 0.26% of the Fund's average daily net assets.

               NB Management has contractually undertaken to reimburse the Fund for its total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets. This undertaking lasts until December 31, 2002. The Fund has contractually undertaken to reimburse NB Management, until December 31, 2005, for the excess expenses paid by NB Management, provided the reimbursements do not cause the Fund's total operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed an annual rate of 1.50% of average net assets and the reimbursements are made within three years after the year in which NB Management incurred the expense.

               The Management Agreement continues until August 2, 1999. The Management Agreement is renewable thereafter from year to year with respect to the Portfolio, so long as its continuance is approved at least annually (1) by the vote of a majority of the Portfolio Trustees who are not "interested persons" of NB Management or Managers Trust ("Independent Portfolio Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Portfolio Trustees or by a 1940 Act majority vote of the outstanding interests in the Portfolio. The Administration Agreement continues until August 2, 1999. The Administration Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of NB Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

               The Management Agreement is terminable, without penalty, with respect to the Portfolio on 60 days' written notice either by Managers Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to the Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Sub-Adviser
-----------

               NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to the Portfolio pursuant to a sub-advisory agreement dated August 2, 1993 ("Sub-Advisory Agreement"). The Portfolio was authorized to become subject to the Sub-Advisory Agreement on April 28, 1999 and became subject to it on April 30, 1999. The Sub-Advisory Agreement was approved by the holders of the interests in the Portfolio on June 1, 1999.

               The Sub-Advisory Agreement provides in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreement provides that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

               The Sub-Advisory Agreement continues until August 2, 1999 and is renewable from year to year, subject to approval of its continuance in the same manner as the Management Agreement. The Sub-Advisory Agreement is subject to termination, without penalty, with respect to the Portfolio by the Portfolio Trustees or a 1940 Act majority vote of the outstanding interests in the Portfolio, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' written notice. The Sub-Advisory Agreement also terminates automatically with respect to the Portfolio if it is assigned or if the Management Agreement terminates with respect to the Portfolio.

               Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

Investment Companies Managed
----------------------------

               As of March 31, 1999, the investment companies managed by NB Management had aggregate net assets of approximately $19.3 billion. NB Management currently serves as investment manager of the following investment companies:

                                                          Approximate Net Assets
                                                                     at
                     Name                                      March 31, 1999
                     ----                                 ----------------------

Neuberger Berman Cash Reserves Portfolio                          $1,072,658,569
        (investment portfolio for Neuberger
        Berman Cash Reserves)

Neuberger Berman Government Money Portfolio                         $676,709,830
        (investment portfolio for Neuberger
        Berman Government Money Fund)

Neuberger Berman High Yield Bond Portfolio                           $26,206,698
        (investment portfolio for Neuberger
        Berman High Yield Bond Fund)

Neuberger Berman Limited Maturity Bond                              $327,757,663
Portfolio
        (investment portfolio for Neuberger
        Berman Limited Maturity Bond Fund and
        Neuberger Berman Limited Maturity Bond
        Trust)

Neuberger Berman Municipal Securities Portfolio                      $39,438,060
        (investment portfolio for Neuberger
        Berman Municipal Securities Trust)

Neuberger Berman Municipal Money Portfolio                          $215,374,856
        (investment portfolio for Neuberger
        Berman Municipal Money Fund)

Neuberger Berman Focus Portfolio                                  $1,662,517,815
(investment portfolio for Neuberger Berman
Focus Fund, Neuberger Berman Focus Trust, and
Neuberger Berman Focus Assets)

Neuberger Berman Genesis Portfolio                                $1,614,791,480
        (investment portfolio for Neuberger
        Berman Genesis Fund, Neuberger Berman
        Genesis Trust and Neuberger Berman
        Genesis Assets)

Neuberger Berman Guardian Portfolio                               $5,431,637,047
        (investment portfolio for Neuberger
        Berman Guardian Fund, Neuberger Berman
        Guardian Trust and Neuberger Berman
        Guardian Assets)

                                                          Approximate Net Assets
                                                                     at
                     Name                                      March 31, 1999
                     ----                                 ----------------------

Neuberger Berman International Portfolio                            $121,120,636
        (investment portfolio for Neuberger
        Berman International Fund and
        Neuberger Berman International Trust)

Neuberger Berman Manhattan Portfolio                                $635,833,975
        (investment portfolio for Neuberger
        Berman Manhattan Fund, Neuberger
        Berman Manhattan Trust and Neuberger
        Berman Manhattan Assets)

Neuberger Berman Millennium Portfolio                                $30,289,813
        (investment portfolio for Neuberger
        Berman Millennium Fund and Neuberger
        Berman Millennium Trust)

Neuberger Berman Partners Portfolio                               $3,973,621,156
        (investment portfolio for Neuberger
        Berman Partners Fund,
        Neuberger Berman Partners Trust and
        Neuberger Berman Partners Assets)

Neuberger Berman Socially Responsive Portfolio                      $362,264,160
        (investment portfolio for Neuberger
        Berman Socially Responsive Fund,
        Neuberger Berman Socially Responsive
        Trust, Neuberger Berman NYCDC Socially
        Responsive Trust and Neuberger Berman
        Socially Responsive Assets)

Advisers Managers Trust                                           $2,524,184,209
        (eight series)

               The investment decisions concerning the Portfolio and the other mutual funds managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Portfolio. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Portfolio to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by NB Management have varied from one another in the past and are likely to vary in the future.

               There may be occasions when the Portfolio and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolio's having its advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

               The Portfolio is subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Portfolio, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Management and Control of NB Management
---------------------------------------

               The directors and officers of NB Management, all of whom have offices at the same address as NB Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, President and director; Theodore P. Giuliano, Vice President and director; Michael M. Kassen, Vice President and director; Irwin Lainoff, director; Lawrence Zicklin, director; Daniel J. Sullivan, Senior Vice President; Peter E. Sundman, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Michael J. Weiner, Senior Vice President; Patrick T. Byrne, Vice President; Valerie Chang, Vice President; Brooke A. Cobb, Vice President; Robert W. D'Alelio, Vice President; Clara Del Villar, Vice President; Brian J. Gaffney, Vice President; Joseph G. Galli, Vice President; Robert I. Gendelman, Vice President; Josephine P. Mahaney, Vice President; Michael F. Malouf, Vice President; S. Basu Mullick, Vice President; Janet W. Prindle, Vice President; Kevin L. Risen, Vice President; Richard Russell, Vice President; Jennifer K. Silver, Vice President; Kent C. Simons, Vice President; Frederic B. Soule, Vice President; Susan Stang, Vice President; Judith M. Vale, Vice President; Susan Walsh, Vice President; Catherine Waterworth, Vice President; Allan R. White III, Vice President; Robert Conti, Treasurer; Ramesh Babu, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Robert L. Ladd, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Joseph S. Quirk, Assistant Vice President; Ingrid Saukaitis, Assistant Vice President; Benjamin Segal, Assistant Vice President; Josephine Velez, Assistant Vice President; Celeste Wischerth, Assistant Vice President; and Ellen Metzger, Secretary. Messrs. Cantor, D'Alelio, Egener, Gendelman, Giuliano, Kassen, Lainoff, Risen, Simons, Sundman, Weiner, White and Zicklin and Mmes. Prindle, Silver and Vale are principals of Neuberger Berman.

               Messrs. Egener and Zicklin are trustees and officers and Messrs. Russell, Sullivan and Weiner and Mmes. DiGiorgio and Wischerth are officers of the Trust.

               All of the outstanding voting stock in NB Management is owned by persons who are also principals of Neuberger Berman.

                            DISTRIBUTION ARRANGEMENTS

               NB  Management  serves  as  the  distributor  ("Distributor")  in connection with the offering of the Fund's shares on a no-load basis. In connection with the sale of its shares, the Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Fund's "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of the Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Fund's shares.

               The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Fund, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Fund's shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Fund's shareholders any investment products or services other than those managed or distributed by NB Management or Neuberger Berman.

               The Trust, on behalf of the Fund, and the Distributor are parties to a Distribution Agreement that continues until August 2, 1999. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on its assignment, in the same manner as the Management Agreements.


                         ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value
--------------------------------

               The Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAVs for the Fund and the Portfolio are calculated by subtracting total liabilities from total assets (in the case of the Portfolio, the market value of the securities the Portfolio holds plus cash and other assets; in the case of the Fund, its percentage interest in the Portfolio, multiplied by the Portfolio's NAV, plus any other assets). The Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. The Fund and the Portfolio calculate their NAVs as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

               The Portfolio values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on The Nasdaq Stock Market, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. The Portfolio values all other securities and assets, including restricted securities, by a method that the trustees of the Trust believe accurately reflects fair value.

              If NB Management believes that the price of a security obtained under the Portfolio's valuation procedures (as described above) does not represent the amount that the Portfolio reasonably expects to receive on a current sale of the security, the Portfolio will value the security based on a method that the trustees of the Managers Trust believe accurately reflects fair value.

Automatic Investing and Dollar Cost Averaging
---------------------------------------------

               Shareholders  may  arrange to have a fixed  amount  automatically invested in Fund shares each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which NB Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

               Automatic investing enables a shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.


                         ADDITIONAL EXCHANGE INFORMATION

               As more fully set forth in the section of the Prospectus entitled "Maintaining Your Account," shareholders may redeem at least $1,000 worth of a Fund's shares and invest the proceeds in shares of one or more of the other series of the Trust or the Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met.



EQUITY FUNDS
------------
   Neuberger Berman Focus Fund            Invests principally in common stocks selected from 13
                                          multi-industry sectors of the economy.  To maximize
                                          potential return, the Portfolio normally makes at least
                                          90% of its investments in not more than six sectors of the economy believed by the portfolio managers to be
                                          undervalued.

   Neuberger  Berman Genesis Fund         Invests  primarily in stocks of companies with
   (Closed to most new investors.         small market   For  capitalizations (up to $1.5
   more information,  see Genesis Fund's  billion at the time of the Portfolio's investment).
   Prospectus)                            Portfolio managers seek to buy  the stocks of strong
                                          companies with a history of solid performance and
                                          a proven management team, which are
                                          selling at attractive prices.

   Neuberger Berman Guardian Fund         A growth and income fund that invests primarily in stocks
                                          of established, high-quality companies that are not well
                                          followed on Wall Street or are temporarily out of favor.

   Neuberger Berman International Fund    Seeks long-term capital appreciation by investing
                                          primarily in foreign stocks of any capitalization, both in developed economies and in emerging markets. Portfolio
                                          manager seeks undervalued companies in countries with
                                          strong potential for growth.

   Neuberger Berman Manhattan Fund        Invests in securities believed to have the maximum
                                          potential for long-term capital appreciation. Portfolio
                                          managers seek stocks of companies that are projected to
                                          grow at above-average rates and that appear to the
                                          managers poised for a period of accelerated earnings.

   Neuberger Berman Regency Fund          Seeks long-term growth of capital by investing primarily
                                          in common stocks of mid-capitalization companies. The
                                          portfolio co-managers look for financially sound companies that are trading at discounts to what they believe is
                                          their underlying value in the marketplace. The portfolio
                                          co-managers' bottom-up approach seeks companies with
                                          strong fundamentals, including consistent cash flows and
                                          sound track records through all phases of the market
                                          cycle. They also look for other characteristics in
                                          companies they follow, such as strong positions relative
                                          to competitors and high levels of stock ownership among
                                          management.


                                                 35

   Neuberger Berman Millennium Fund       Seeks long-term growth of capital by investing primarily
                                          in common stocks of small-capitalization companies, which
                                          it defines as those with a total market value of no more
                                          than $1.5 billion at the time of initial investment. The
                                          portfolio co-managers take a growth approach to stock
                                          selection, looking for new companies that are in the
                                          developmental stage as well as older companies that appear poised to grow because of new products, markets or
                                          management. Factors in identifying these firms may include financial strength, a strong position relative to
                                          competitors and a stock price that is reasonable relative
                                          to its growth rate.

   Neuberger Berman                       Seeks capital growth through an approach that is intended
   Partners Fund                          to increase capital with reasonable risk.  Portfolio
                                          managers    look   at    fundamentals,
                                          focusing  particularly  on cash  flow,
                                          return on capital, and asset values.

   Neuberger Berman                       Seeks long-term capital appreciation by investing in
   Socially Responsive Fund               common stocks of companies that meet both financial and
                                          social criteria.


   INCOME FUNDS
   ------------

   Neuberger Berman                       A U.S. Government money market fund seeking maximum
   Government Money Fund                  safety and liquidity and the highest available current
                                          income. The corresponding portfolio invests only in U.S.
                                          Treasury obligations and other money market instruments
                                          backed by the full faith and credit of the United States.
                                          It seeks to maintain a constant purchase and redemption
                                          price of $1.00.


   Neuberger Berman                       A money market fund seeking the highest current income
   Cash Reserves                          consistent with safety and liquidity. The corresponding
                                          portfolio invests in high-quality money market
                                          instruments. It seeks to maintain a constant purchase and
                                          redemption price of $1.00.

   Neuberger  Berman                      Seeks the highest  current income  consistent with low
   Limited Maturity Bond Fund             risk to principal and liquidity and, secondarily, total
                                          return. The corresponding portfolio invests in debt
                                          securities, primarily investment grade; maximum 10% below
                                          investment grade, but no lower than B.*/ Maximum average
                                          duration of four years.


                                                 36


   Neuberger Berman                       In seeking its objective of high current income and,
   High Yield Bond Fund                   secondarily, capital growth, the fund invests primarily in lower-rated debt securities, and in investment grade
                                          income-producing and non-income-producing debt and equity
                                          securities.

   MUNICIPAL FUNDS
   ---------------

   Neuberger  Berman                      A money  market  fund  seeking  the  maximum  current  income
   Municipal Money Fund                   exempt from federal income tax, consistent with safety and liquidity. The corresponding portfolio invests in
                                          high-quality, short-term municipal securities. It seeks to maintain a constant purchase and redemption price of
                                          $1.00.

   Neuberger Berman Municipal             Seeks high current tax-exempt income with
   Securities Trust                       low risk to principal, limited price fluctuation, and
                                          liquidity and, secondarily, total return. The
                                          corresponding portfolio invests in investment grade
                                          municipal securities. Maximum average duration of 10
                                          years.


________________
*/      As rated by  Moody's or S&P or, if unrated  by either of those entities, determined by NB Management to be of comparable quality.

               Any Neuberger Berman Fund described herein, and any of the Neuberger Berman Income or Municipal Funds, may terminate or modify its exchange privilege in the future.

               Fund shareholders who are considering  exchanging shares into any of the Neuberger Berman Income or Municipal Funds should note that each such fund (1) is a series of a Delaware business trust (named "Neuberger Berman Income Funds") that is registered with the SEC as an open-end management investment company, and (2) invests all of its net investable assets in a corresponding portfolio that has an investment objective, policies, and limitations identical to those of the fund.

               Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. The Neuberger Berman Income and Municipal Funds share a prospectus. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

               There can be no assurance that Neuberger Berman Government Money Fund, Neuberger Berman Cash Reserves, or Neuberger Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.

                        ADDITIONAL REDEMPTION INFORMATION

Suspension of Redemptions
-------------------------

               The right to redeem the Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

Redemptions in Kind
-------------------

               The Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets, whichever is less, by making payment in whole or in part in securities valued as described in "Share Prices and Net Asset Value" above. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Fund does not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of the Fund's shareholders as a whole.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

               The Fund distributes to its shareholders substantially all of its share of any net investment income, (after deducting expenses incurred directly by the Fund), any net realized capital gains, and any net realized gains from foreign currency transactions earned or realized by the Portfolio. The Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in the Portfolio's NAV (and, hence, the Fund's NAV) until they are distributed. The Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

               Dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December.

               Dividends and other distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive them in cash ("cash election"). Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid through an electronic transfer to a bank account designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.

               A cash election with respect to the Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing to request that the cash election be reinstated.

               Dividend or other distribution checks that are not cashed or deposited within 180 days from being issued will be reinvested in additional shares of the Fund at its NAV per share on the day the check is reinvested. No interest will accrue on amounts represented by uncashed dividend or other distribution checks.

                           ADDITIONAL TAX INFORMATION

Taxation of the Fund
--------------------

               To qualify for treatment as a RIC under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Hedging Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer. If the Fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

               Certain funds that invest in portfolios managed by NB Management have received rulings from the Internal Revenue Service ("Service") that each such fund, as an investor in its corresponding portfolio, will be deemed to own a proportionate share of the portfolio's assets and income for purposes of determining whether the fund satisfies all the requirements described above to qualify as a RIC. Although these rulings may not be relied on as precedent by the Fund, NB Management believes that the reasoning thereof and, hence, their conclusion apply to the Fund as well.

               The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

               See the next section for a discussion of the tax consequences to the Fund of distributions to it from the Portfolio, investments by the Portfolio in certain securities, and hedging transactions engaged in by the Portfolio.

Taxation of the Portfolio
-------------------------

               Certain investment portfolios managed by NB management have received rulings from the Service to the effect that, among other things, each portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." Although these rulings may not be relied on as precedent by the Portfolio, NB Management believes the reasoning thereof and hence, their conclusion apply to the Portfolio as well. As a result, the Portfolio is not subject to federal income tax; instead, each investor in the Portfolio, such as the Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to Delaware or New York income or franchise tax.

               Because the Fund is deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to continue to conduct its operations so that the Fund will be able to continue to satisfy all those requirements.

               Distributions to the Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The Fund's basis for its interest in the Portfolio generally equals the amount of cash the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and capital gains and decreased by (1) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (2) the Fund's share of the Portfolio's losses.

               Dividends and interest received by the Portfolio, and gains realized by the Portfolio, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

               The Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Portfolio holds stock of a PFIC, the Fund (indirectly through its interest in the Portfolio) will be subject to federal income tax on its share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain on the Portfolio's disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. The balance of the Fund's share of the PFIC income will be included in its investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

               If the Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its share of the Portfolio's pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Portfolio did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

               A holder of stock in any PFIC may elect to include in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also would be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

               The Portfolio's use of hedging strategies, such as writing (selling) and purchasing options and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Hedging Instruments derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income for the Fund under the Income Requirement.

               Exchange-traded futures contracts, certain forward contracts and listed options thereon subject to Section 1256 of the Code ("Section 1256 contracts") are required to be marked to market (that is, treated as having been sold at market value) for federal income tax purposes at the end of the

Portfolio's taxable year. Sixty percent of any net gain or loss recognized as a result of these "deemed sales," and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss.
Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the cash available to the Fund. A Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid imposition of the Excise Tax.

               If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially similar or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

               The Portfolio may acquire zero coupon securities or other securities issued with original issue discount ("OID"). As a holder of those securities, the Portfolio (and, through it, the Fund) must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income (including its share of the Portfolio's accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash the Portfolio actually receives. Those distributions will be made from the Fund's (or its share of the Portfolio's) cash assets or, if necessary, from the proceeds of sales of the Portfolio's securities. The Portfolio may realize capital gains or losses from those sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain.

Taxation of the Fund's Shareholders
-----------------------------------

               If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

               The Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.

               As described in "Maintaining Your Account" in the Prospectus, the Fund may close a shareholder's account and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to reestablish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA (including a Roth IRA) or a qualified retirement plan (including a simplified employee pension plan, savings incentive match plan for employees, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. The accountholder should consult his or her tax adviser regarding any such consequences.



                             PORTFOLIO TRANSACTIONS

               Neuberger Berman acts as principal broker for the Portfolio in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market) and in connection with the writing of covered call options on its securities.

               Portfolio securities are, from time to time, loaned by the Portfolio to Neuberger Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. In accordance with the order, securities loans made by the Portfolio to Neuberger Berman are fully secured by cash collateral. The portion of the income on the cash collateral which may be shared with Neuberger Berman is to be determined by reference to concurrent arrangements between Neuberger Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger Berman borrows securities from the Portfolio in order to re-lend them to other Neuberger Berman Portfolios, Neuberger Berman may be required to pay the Portfolio, on a quarterly basis, certain of the earnings that Neuberger Berman otherwise has derived from the re-lending of the borrowed securities. When Neuberger Berman desires to borrow a security that the Portfolio has indicated a willingness to lend, Neuberger Berman must borrow such security from the Portfolio, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than the Portfolio. If, in any month, the Portfolio's expenses exceed its income in any securities loan transaction with Neuberger Berman, Neuberger Berman must reimburse the Portfolio for such loss.

               A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to securities loans by the Portfolio.

               In effecting securities transactions, the Portfolio generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. The Portfolio plans to continue to use Neuberger Berman as its principal broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Portfolio's knowledge, no affiliate of the Portfolio receives give-ups or reciprocal business in connection with its securities transactions.

               The use of Neuberger Berman as a broker for the Portfolio is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934. Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Managers Trust and NB Management have expressly authorized Neuberger Berman to retain such compensation, and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

               Under  the  1940  Act,  commissions  paid  by  the  Portfolio  to
Neuberger Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Portfolio's policy that the commissions paid to Neuberger Berman must, in NB Management's judgment, be (1) at least as favorable as those charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Portfolio Trustees not to be comparable to the Portfolio. The Portfolio does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, the Portfolio unless an appropriate exemption is available.

               A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Portfolio and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Portfolio must be reviewed and approved no less often than annually by a majority of the Independent Portfolio Trustees.

               To ensure that accounts of all investment clients, including the Portfolio, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

               The Portfolio expects that it will execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by, and sale of Fund shares effected through, those brokers.

               A committee comprised of officers of NB Management and principals of Neuberger Berman who are portfolio managers of the Portfolio and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage;
(2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

               The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Portfolio by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Portfolio's benefit.

               Michael M. Kassen, Robert I. Gendelman and S. Basu Mullick, each of whom is a Vice President of NB Management, are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investment portfolio of the Portfolio. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of NB Management prior to taking such action. Mr. Kassen and Mr. Gendelman are principals of Neuberger Berman, LLC.

Portfolio Turnover
------------------

               The Portfolio's portfolio turnover rate is calculated by dividing
(1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Portfolio during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Portfolio during the fiscal year.

                             REPORTS TO SHAREHOLDERS

               Shareholders of the Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund and Portfolio. The Fund's statements show the investments owned by the Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in the Portfolio.


                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Fund
--------

               The Fund is a separate operating series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has nine separate operating series. Each series of the Trust invests all of its net investable assets in its corresponding Portfolio, in each case receiving a beneficial interest in that Portfolio. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.


               Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Funds."


               DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

               SHAREHOLDER MEETINGS. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The trustees will call special meetings of shareholders of the Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of the Fund entitled to vote.

               CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

The Portfolio
-------------

               The Portfolio is a separate operating series of Managers Trust, a New York common law trust organized as of December 1, 1992. Managers Trust is registered under the 1940 Act as a diversified, open-end management investment company. Managers Trust has eight separate Portfolios. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

               FUND'S INVESTMENTS IN THE PORTFOLIO. The Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in the Portfolio, which is a "master fund." The Portfolio, which has the same investment objective, policies, and limitations as the Fund, in turn invests in securities; the Fund thus acquires an indirect interest in those securities.

               The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in the Portfolio. Series of three other investment companies, Neuberger Berman Equity Trust ("Equity Trust"), Neuberger Berman Equity Assets ("Equity Assets") and Neuberger Berman Equity Series ("Equity Series"), invest all of their respective net assets in corresponding Portfolios of Managers Trust. Equity Trust, Equity Assets and Equity Series do not sell their shares directly to members of the general public.

               The Portfolio may also permit other investment companies and/or other institutional investors to invest in the Portfolio. All investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. Other investors in the Portfolio (including the series of Equity Trust and Equity Assets) are not required to sell their shares at the same public offering price as the Fund, could have a different administration fee and expenses than the Fund, and (except Equity Trust and Equity Assets) might charge a sales commission. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. Information regarding any fund that invests in the Portfolio is available from NB Management by calling 800-877-9700.

               The trustees of the Trust believe that investment in the Portfolio by a series of Equity Trust or Equity Assets or by other potential investors in addition to the Fund may enable the Portfolio to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefiting all shareholders. However, the Fund's investment in the Portfolio may be affected by the actions of other large investors in the

Portfolio, if any. For example, if a large investor in the Portfolio (other than the Fund) redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

               The Fund may withdraw its entire investment from the Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Portfolio in a manner not acceptable to the trustees of the Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the trustees of the Trust would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.

               INVESTOR MEETINGS AND VOTING. The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subjected to a vote of investors, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

               CERTAIN PROVISIONS. Each investor in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio. However, the risk of an investor in the Portfolio incurring financial loss beyond the amount of its investment on account of such liability would be limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

                          CUSTODIAN AND TRANSFER AGENT

               The Fund and Portfolio have selected State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, as custodian for their securities and cash. State Street also serves as the Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. In addition, State Street serves as transfer agent for the Portfolio.

                              INDEPENDENT AUDITORS

               The Fund and Portfolio have selected PricewaterhouseCoopers LLP as the independent accountants who will audit their financial statements.


                                  LEGAL COUNSEL

               The Fund and Portfolio have selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as their legal counsel.

                             REGISTRATION STATEMENT

               This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Fund and Portfolio.

               Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.

                                   Appendix A


                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

           S&P corporate bond ratings:
           --------------------------

           AAA - BONDS rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

           AA - BONDS rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

           A - Bonds RATED A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

           BBB - BONDS rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

           BB, B, CCC, CC, C - Bonds RATED BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           CI - The rating CI is RESERVED for income bonds on which no interest is being paid.

           D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

           PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

           Moody's corporate bond ratings:
           ------------------------------

           Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

           Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

           A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

           Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B - Bonds rated B GENERALLY lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MODIFIERS--Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating.


           S&P commercial PAPER ratings:

           A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).
           Moody's COMMERCIAL paper ratings

           Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -      Leading market positions in well-established industries.
        -      High rates of return on funds employed.
        -      Conservative capitalization structures with moderate reliance on debt and ample asset protection.
        -      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        -      Well-established  access to a range of  financial  markets  and assured  sources  of  alternate liquidity.

                                   Appendix B

As the following chart shows, markets have tended to move in cycles and extremes, whether it's between asset classes, capitalization ranges or equity styles. Recent evidence suggests that value stocks, particularly in the mid- and small-cap sectors, are attractively priced. While it's impossible to predict when market cycles will change, in Neuberger Berman's opinion, these securities now present good buying opportunities.


HISTORICAL PERFORMANCE CYCLES CHART A:

Russell Mid-Cap Value Index vs. S&P 500 Index 1986-1998

x-axis: Year

y-axis: Performance Spread


            Russell Midcap Value   S&P 500   Difference
            --------------------   -------   ----------
1986                       17.87     18.21        -0.34
1987                       -2.19      5.17        -7.36
1988                       24.61     16.50         8.11
1989                       22.70     31.43        -8.73
1990                      -16.08     -3.19       -12.89
1991                       37.92     30.55         7.37
1992                       21.68      7.68        14.00
1993                       15.62     10.00         5.62
1994                       -2.12      1.33        -3.45
1995                       34.93     37.50        -2.57
1996                       20.26     23.25        -2.99
1997                       34.41     33.38         1.03
1998                        5.08     28.76       -23.68


                                 Cumulative Returns
                                   S&P 500      RussMCV
                                   -------      -------
            3 years ending 1988      45.64        43.66
            2 years ending 1990      27.60         2.97
            3 years ending 1993      54.56        94.03
            5 years ending 1998     193.92       124.32

Source: Frank Russell, Investment Technologies, Callan Assoc., Neuberger Berman, LLC Dec. 31, 1985 is the inception date of the Russell Mid-Cap Value Index

Footnotes:

*The Russell MidcapTM Value Index measures the performance of those Russell Midcap(TM) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is an unmanaged index generally considered representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

Performance data quoted represents past performance, which is no guarantee of future results.

                                      B-2